LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 6, 2019

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED MAY 1, 2018 OF

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

The following information supplements, and to the extent inconsistent therewith, supersedes the information contained in the section of the fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective March 29, 2019, the 15% Bloomberg Barclays Global Aggregate ex-USD Index component of the fund’s composite benchmark will be replaced by 15% Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged).

The fund will continue to compare its performance against its primary benchmarks, the Bloomberg Barclays U.S. Aggregate Index and Russell 3000 Index.

Please retain this supplement for future reference.

QSIN500059